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                                                                    EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement is dated as of December 13, 1999 by and between Titan Resources Holdings, Inc., a Delaware corporation (together with its successors and assigns, the "Company"), and Union Oil Company of California, a California corporation ("Union Oil").

     1.   Background. The Company has agreed to issue to Union Oil certain
          ----------
shares of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to the transactions contemplated by (i) the Agreement and Plan of Merger dated as of the date hereof among Union Oil, the Company, TRH, Inc., and Titan Exploration Inc., a Delaware corporation (as it may be amended, the "Merger Agreement") and (ii) the Non-Dilution Agreement dated as of the date hereof between the Company and Union Oil (as it may be amended, the "Non-Dilution Agreement").

     2.   Registration under Securities Act, etc.
          --------------------------------------

          2.1  Registration on Request.
               -----------------------

               (a) Concurrently with or from time to time after the Initial Registration Date, upon the written request of any Holder of Registrable Securities (a "Requesting Holder"), requesting that the Company effect the registration under the Securities Act of all or a portion of such Requesting Holder's Registrable Securities and specifying the intended method of disposition thereof and whether or not such requested registration is to be an underwritten offering, subject to the limitations set forth in subsection (e) of this Section 2.1, the Company will use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Requesting Holder (which request shall specify the intended method of disposition of such Registrable Securities), to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered (a "Demand Registration").

               (b)  Registration of Other Securities. Whenever the Company shall
                    --------------------------------
          effect a Demand Registration pursuant to this Section 2.1 in connection with an underwritten offering, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised the Requesting Holder in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the Requesting Holder shall have consented in writing to the inclusion of such other securities.

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               (c)  Registration Statement Form. A Demand Registration under
                    ---------------------------
          this Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Requesting Holder, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration. The Company agrees to include in any such registration statement all information which the Requesting Holder shall reasonably request.

               (d)  Expenses. The Company will pay all Registration Expenses in
                    --------
          connection with any Demand Registration requested pursuant to this
          Section 2.1. Selling Expenses in connection with this Section 2.1 shall be incurred by the Requesting Holder.

               (e)  Limitations on Requested Registrations. The Company's
                    --------------------------------------
          obligation to take or continue any action to effect a Demand Registration under this Section 2.1 shall be subject to the following:

                    (i) The Company shall not be required to effect a Demand Registration pursuant to this Section 2.1 unless the Requesting Holder has requested the registration of at least the lesser of
               (i) 4,300,000 Registrable Securities, adjusted for any increase or decrease in the number of issued shares of the Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without consideration by the Company or
               (ii) $50 million in Fair Market Value of Registrable Securities.

                    (ii) The Company shall not be required to effect a Demand Registration pursuant to this Section 2.1 more than one time in any twelve (12) month period.

               (f)  Selection of Underwriters. If a Demand Registration pursuant
                    -------------------------
          to this Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company, with the reasonable approval of the Requesting Holder.

          2.2  Incidental Registration.
               -----------------------

               (a)  Right to Include Registrable Securities. If the Company at
                    ---------------------------------------
          any time proposes to register any of its securities under the Securities Act (other than (i) in connection with a registration of any employee benefit, retirement or similar plan, or (ii) with respect to a transaction governed by Rule 145 under the Securities Act, or

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          (iii) pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to the Holders of its intention to do so and of the Holders' rights under this Section 2.2. Upon the written request of the any Holder made within thirty (30) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided
                                                                        --------
          that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holders participating in such registration and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Holders to request that such registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 or shall relieve the Company of its obligation to effect any registration upon request under Section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
          Section 2.2 and any Selling Expenses shall be incurred by the participating Holders.

               (b)  Priority in Incidental Registrations.
                    ------------------------------------

                    (i) If (A) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered for sale for the account of a stockholder (other than the Holders) exercising a demand registration right pursuant to another registration rights agreement to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (B) the managing underwriter of such underwritten offering informs the Company and the Holders in writing of its belief that the number of securities requested to be included in such registration exceeds the number that can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number that the Company is so advised can be sold in (or during the time of) such

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               offering: first, such securities proposed by the stockholder exercising the demand registration right to be sold for its account; second, such securities requested to be included pursuant to incidental registration rights in such registration by the holder or holders, as the case may be, including the Holders, pro rata on the basis of the number of such securities so proposed to be sold by all such security holders and so requested to be included; and third, such securities proposed by the Company to be sold for its own account

                    (ii) If (A) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (B) the managing underwriter of such underwritten offering shall inform the Company and the Holders in writing of its belief that the number of securities requested to be included in such registration exceeds the number that can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number that the Company is so advised can be sold in (or during the time of) such offering, securities proposed by the Company to be sold for its own account, and, such securities requested to be included pursuant to incidental registration rights in such registration by the holder or holders, as the case may be, including the Holders, pro rata on the basis of the number of such securities so proposed to be sold by all such security holders and so requested to be included.

               2.3  Registration Procedures. If and whenever the Company is
                    -----------------------
          required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will as expeditiously as possible:

                    (a) prepare and (as soon thereafter as possible or in any event no later than sixty (60) days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its securities that are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities that are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                    (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all

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               securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                    (c) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holders may reasonably request;

                    (d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action that may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities owned by it, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                    (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                    (f) furnish to the Holders a signed counterpart, addressed to such seller (and underwriters, if any) of:

                         (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                         (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement,

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               covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller may reasonably request;

                    (g) notify the Holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                    (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to the Holders at least five (5) business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which the Holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                    (i) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                    (j) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or automated quotation system on which any of the Registrable Securities is then listed; and

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                    (k)  enter into such agreements and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require the Holders participating in a registration to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (g) of this Section 2.3, the Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (g) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

               2.4  Underwritten Offerings.
                    ----------------------

                    (a)  Requested Underwritten Offerings. If requested by the
                         --------------------------------
               underwriters for any underwritten offering by a Holder pursuant to a Demand Registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6. The Holder shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Holders. The Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Holders, its Registrable Securities and its intended method of distribution and any other representation required by law.

                    (b)  Incidental Underwritten Offerings. If the Company at
                         ---------------------------------
               any time proposes to register any of its securities under the Securities Act whether or not for sale for its own account as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holders as provided in Section 2.2 and subject to the provisions of Section

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               2.2(b), arrange for such underwriters to include all the
               Registrable Securities to be offered and sold by the Holders among the securities to be distributed by such underwriters. The participating Holders shall be a party to the underwriting agreement between the Company and such underwriters and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the participating Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Holders. The Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Holders, its Registrable Securities and its intended method of distribution and any other representation required by law.

               2.5  Preparation; Reasonable Investigation. In connection with
                    -------------------------------------
          the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders, and their counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give it such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

               2.6  Indemnification.
                    ---------------

                    (a)  Indemnification by the Company. In the event of any
                         ------------------------------
               registration of any securities of the Company under the Securities Act, the Company will, and hereby does, in the case of any registration statement filed pursuant to Section 2.1 or 2.2, indemnify and hold harmless the Holders, its directors and officers, each other Person who participates in the offering or sale of such securities and each other Person, if any, who controls any Holder within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holders or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holders and each such director,

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               officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be
                                     --------
               liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by a Holder specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be
                            --------
               liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such Holder.

                    (b)  Indemnification by the Holders. The Company may
                         ------------------------------
               require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.6, that the Company shall have received an undertaking satisfactory to it from each participating Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.7) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by any Holder.

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                    (c)  Notices of Claims, etc. Promptly after receipt by an
                         ----------------------
               indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                    (d)  Other Indemnification. Indemnification similar to that
                         ---------------------
               specified in the preceding subdivisions of this Section 2.6 (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                    (e)  Indemnification Payments. The indemnification required
                         ------------------------
               by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               2.7  Adjustments Affecting Registrable Securities. The Company
                    --------------------------------------------
          will not effect or permit to occur any combination or subdivision of Registrable Securities which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this
          Section 2 or the marketability of such Registrable Securities under any such registration.

          3.   Definitions. As used herein, unless the context otherwise
               -----------
requires, the following terms have the following respective meanings:

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               Commission: The Securities and Exchange Commission or any other
               ----------
               federal agency at the time administering the Securities Act.

               Company: As defined in the introductory paragraph of this
               -------
               Agreement. For purposes of this Agreement, all references to the Company shall be deemed to include any successor entity or transferee.

               Exchange Act: The Securities Exchange Act of 1934, or any similar
               ------------
               federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any other similar federal statute.

               Fair Market Value: With respect to a calculation of the value of
               -----------------
               Registrable Securities, the product of the number of such Registrable Securities and the average of the closing price of the Common Stock on all domestic securities exchanges on which such security may on the date of calculation be listed, or, if there have been no sales on any such exchange on the day of request, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

               Holder: Union Oil and any Person to which Union Oil transfers
               ------
               Registrable Securities.

               Initial Registration Date: The date that is 120 days after the
               -------------------------
               date on which the Effective Time of the Merger (each as defined in the Merger Agreement) occurs.

               Person: A corporation, an association, a partnership, a business,
               ------
               an individual, a governmental or political subdivision thereof or a governmental agency.

               Registrable Securities: Any of the Company's Common Stock issued
               ----------------------
               to Union Oil pursuant to or in connection with the Merger Agreement or the Non-Dilution Agreement, and any securities issued to issuable with respect to any such Common Stock by way of distribution or in connection with any reorganization, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 or Rule 144A (or any successor provision) under the Securities Act, (c) with respect to any Holder, the Registrable Securities held by such Holder represent less than 2% of the then issued and outstanding shares of Common Stock, such Holder is not an "affiliate" of the Company, and such shares may be sold freely by such Holder without restriction under Rule 144(k) (or any successor provision) without restriction, or (d) they shall have ceased to be outstanding.

               Registration Expenses: All expenses incident to the Company's
               ---------------------
               performance of or compliance with Section 2.1 or 2.2, including, without limitation, all salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company, or other expenses for the preparation of financial statements, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of not more than one special counsel to the holders of such Registrable Securities not to exceed $50,000 per registration, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding Selling Expenses.

               Securities Act: The Securities Act of 1933, or any similar
               --------------
               federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect from time to time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any other similar federal statute.

               Selling Expenses: underwriting discounts and commissions and
               ----------------
               stock transfer taxes relating to securities registered by the Holders.

               Union Oil: As defined in the introductory paragraph of this
               ---------
               Agreement.

          4.   Rule 144 and Rule 144A: The Company will file the reports
               ----------------------
required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such holder a written statement as to whether it has complied with such requirements. After any sale of Registrable Securities pursuant to this Section 4, the Company will, to the extent allowed by law, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registrable Securities. In order to permit the Holders to sell the same, if it so desires, pursuant to Rule 144A promulgated by the Commission (or any successor to such rule), the Company will comply with all rules and regulations of the Commission applicable in connection with use of Rule 144A (or any successor thereto). Prospective transferees of Registrable Securities that are Qualified Institutional Buyers (as defined in Rule 144A) which would be purchasing such Registrable Securities in reliance upon Rule 144A may request from the Company information regarding the business, operations and assets of the Company. Within five business days of any such request, the Company shall deliver to any such prospective transferee copies of annual audited and quarterly unaudited financial statements of the Company and such other information as may be required to be supplied by the Company for it to comply with Rule 144A.

          5.   Amendments and Waivers. This Agreement may be amended and the
               ----------------------
Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of a majority of the Registrable Securities. The Holders of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

          6.   Nominees for Beneficial Holders. In the event that any
               -------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

          7.   Notices. All communications provided for hereunder shall be sent
               -------
by first-class mail and (a) if addressed to Union Oil, at One Sugar Creek Place, 14141 Southwest Freeway, Sugar Land, Texas 77478, Attention: Mr. Phil Ballard,
(b) if addressed to any other Holder, to the address specified by such Holder upon its receipt of Registrable Securities, or (c) if addressed to the Company, at 500 West Texas, Suite 200, Midland, Texas 79701 or at such other address, or to the attention of such other officer, as the Company shall have furnished to the Holders at the time outstanding; provided, however, that any such communication to the Company may also, at the option of any Holder, be either delivered to the Company at its address set forth above or to any officer of the Company.

          8.   Assignment. This Agreement shall be binding upon and inure to the
               ----------
benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement that are for the benefit of any Holder shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

          9.   Effectiveness; Termination. This Agreement shall become effective
               --------------------------
only upon consummation of the transactions contemplated by the Merger Agreement, and shall terminate if the Merger Agreement is terminated in accordance with its terms. After this Agreement becomes effective, this Agreement shall terminate when no Registrable Securities remain outstanding.

          10.  Descriptive Headings. The descriptive headings of the several
               --------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          11.  Specific Performance. The parties hereto recognize and agree that
               --------------------
money damages may be insufficient to compensate the Holders for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

          12.  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
               -------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          13.  Counterparts. This Agreement may be executed simultaneously in
               ------------
any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        COMPANY:

                                        TITAN RESOURCES HOLDINGS, INC.


                                        By:  /s/ Phillip Ballard
                                             -------------------------------
                                             Phillip Ballard
                                             Vice President



                                        UNION OIL COMPANY OF CALIFORNIA


                                        By:  /s/ Timothy H. Ling
                                             -------------------------------
                                             Timothy H. Ling
                                             Executive Vice President, North
                                             American Energy Operations and
                                             Chief Financial Officer